SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 8, 2002

Zap
(Formerly ZAPWORLD.COM)
(Exact name of Registrant as specified in its charter)

California	0-303000	94-3210624
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

117 Morris Street
Sebastopol, CA, 95472
(Address of principal executive offices)

(707) 824-4150
Registrant's telephone number, including area code

ITEM 3. Bankruptcy or Receivership.

On April 8, 2002, ZAP filed its Debtor's Plan of Reorganization and its Disclosure Statement with the U.S. Bankruptcy Court for the Northern District of California, Santa Rosa Division (Case No. 02-10482).  ZAP is asking the court to approve the Disclosure Statement for circulation to its creditors and security holders, to solicit votes on whether to approve the Plan of Reorganization.  The Disclosure Statement must be approved by the bankruptcy court before it can be sent to creditors and security holders for their consideration.  The Disclosure Statement and Plan of Reorganization are attached to this Report as Exhibits 3.1 and 3.2.

ZAP had filed its voluntary petition for relief under chapter 11 the Bankruptcy Code on March 1, 2002.  ZAP is continuing to operate its business as debtor in possession during the chapter 11 proceedings.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

3.1.          In Re:  ZAP, Disclosure Statement in Support of Debtor's Plan of Reorganization (April 8, 2002), Case No.
                02-10482-AJ, U.S. Bankruptcy Court, Northern District of California (Santa Rosa Division).

3.2           In Re:  ZAP, Debtor's Plan of Reorganization (April 8, 2002), Case No. 02-10482-AJ, U.S. Bankruptcy
                Court, Northern District of California (Santa Rosa Division).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 15, 2002

ZAP

BY:

/s/ Gary Starr
Gary Starr, Director/ Chief Executive Officer